SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)    November 19, 2004
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                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


                 0-556                                    68-0365195
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       (Commission File Number)                (IRS Employer Identification No.)


    200 Vernon Street, Roseville, California                      95678
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    (Address of Principal Executive Offices)                    (Zip Code)


                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1    Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement

     On November 19, 2004, the California Public Utilities Commission approved a Revised Settlement Agreement ("Agreement") submitted by SureWest Telephone, a wholly-owned subsidiary of SureWest Communications (the "Company"), the Office of Ratepayer Advocates and The Utility Reform Network. The Agreement concludes a proceeding initiated in 1999 relating to the Company's intrastate revenue sharing obligations with its customers.

     Under the terms of the agreement, the Company will return approximately $6.5 million, plus interest, to end-users through a consumer dividend over a period of four years beginning January 1, 2005, and also make payments of $2.6 million in the form of a consumer dividend to end-users during the years 2005 and 2006, all in satisfaction of the Company's obligations for the years 2000 through 2004. In addition, beginning January 1, 2007, the Company will implement a yearly consumer dividend in the amount of $1.3 million, subject to reduction based upon the results of other regulatory proceedings.

     The Company has previously recorded an estimate of the principal amount of the sharing obligation relating to the years 2000 through 2004, together with an estimate of the interest component based upon assumptions utilized in other regulatory proceedings. Additional filings will be submitted by the Company in December 2004 to the California Public Utilities Commission to complete the interest calculation, with a final determination by the California Commission anticipated in early 2005.

     A copy of the Company's press release announcing the approval of the Agreement by the California Public Utilities Commission is attached hereto and incorporated herein by reference as Exhibit 99.1

SECTION 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

       (c)     Exhibits

       Exhibit 99.1  Press Release dated November 24, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUREWEST COMMUNICATIONS

Date: November 24, 2004                By: /s/ Brian H. Strom
                                           -------------------------------------
                                           President and Chief Executive Officer